UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-12

                      City National Bancshares Corporation
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies:

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      2)    Aggregate number of securities to which transaction applies:

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      3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      4)    Proposed maximum aggregate value of transaction:

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      5)    Total fee paid:

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

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      2)    Form, Schedule or Registration Statement No.:

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      4)    Date Filed:

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

                      CITY NATIONAL BANCSHARES CORPORATION
                                900 Broad Street
                            Newark, New Jersey 07102

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      To be held on Thursday, May 18, 2006

Notice is hereby given that the Annual Meeting of Stockholders of City National Bancshares Corporation (the "Corporation") will be held at City National Bank of New Jersey located at 900 Broad Street, Newark, New Jersey, on Thursday, May 18, 2006, at 6:00 p.m. for the following purposes:

         1. To elect one (1) director for a term of three (3) years or until his successor is elected and qualified; and

         2. To ratify the appointment of KPMG LLP as the Corporation's registered independent public accountants for the fiscal year ending December 31, 2006.

Stockholders of record at the close of business on April 7, 2006 are entitled to notice of and to vote at the meeting.

The Corporation's Proxy Statement and its 2005 Annual Report to Stockholders accompany this Notice.

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. ACCORDINGLY, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU DO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                            By order of the Board of Directors

                                            /s/ Lemar C. Whigham

                                            Lemar C. Whigham
                                            Secretary


Newark, New Jersey
March 24, 2006

                      CITY NATIONAL BANCSHARES CORPORATION
                                900 Broad Street
                            Newark, New Jersey 07102
                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 18, 2006
Introduction
The enclosed proxy is solicited by and on behalf of the Board of Directors of City National Bancshares Corporation (the "Corporation") for use at the Annual Meeting of Stockholders to be held on Thursday, May 18, 2006, at 6:00 p.m., at City National Bank of New Jersey located at 900 Broad Street, Newark, New Jersey or at any adjournment thereof.

Voting and Revocability of Proxy
The enclosed proxy is for use at the meeting if you do not attend the meeting, or if you wish to vote your shares by proxy even if you attend the meeting. You may revoke your proxy anytime before its exercise by (i) giving written notice to the Secretary of the Corporation, (ii) submitting a proxy having a later date, or (iii) appearing at the meeting and requesting to vote in person. Where a choice or abstention is specified in the form of proxy with respect to a matter being voted upon, the shares represented by proxy will be voted in accordance with such specification. If a proxy is signed but no specification is given, the shares will be voted for the director nominees named herein and in favor of the other proposal described below.

This Proxy Statement and the enclosed proxy and 2005 Annual Report to Stockholders are being first mailed to our stockholders on or about April 28, 2006. The Corporation will bear the cost of preparing this Proxy Statement and of soliciting proxies in the enclosed form. Proxies may be solicited by our employees, either personally, by letter or by telephone. Such employees will not be specifically compensated for soliciting said proxies.

Only holders of record of the Corporation's common stock at the close of business on April 7, 2006 (the "Record Date"), are entitled to notice of, and to vote at, the meeting. At the close of business on the Record Date, there were outstanding and entitled to vote, 133,615 shares of common stock, each of which is entitled to one vote. The presence in person or by proxy of a majority of the outstanding shares of common stock will constitute a quorum for the purposes of the meeting.

For purposes of counting votes, abstentions and broker non-votes (i.e., shares held by brokers that they can't vote because they haven't received voting instructions from their customers with respect to matters voted on) will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. For purposes of determining the votes cast on any matter at the meeting, only "FOR" and "AGAINST" votes are included.

The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expense incurred in sending proxies and proxy materials to beneficial owners of the Corporation's common stock.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
The following table sets forth certain information with respect to each person known to the Corporation to be a beneficial owner of more than 5% of the Corporation's common stock as of April 7, 2006. This information is based on
Schedule 13D reports filed with the Securities and Exchange Commission ("SEC") by each of the persons or entities listed below. If you wish, you may obtain these reports from the SEC.

                                Number of Shares            Percentage of Total
Name                           Beneficially Owned            Shares Outstanding
----                           ------------------            ------------------
Louis E. Prezeau                    22,738(1)                     17.00%

Lemar C. Whigham                     9,624(2)                      7.20%

Carolyn M. Whigham                   8,495                         6.36%

Eugene Giscombe                     10,580(3)                      7.92%

---------------------------------
(1) Includes 2,375 shares held by his sons, 110 shares held by his daughter and 1,402 shares held by his wife.
(2) Includes 1,064 shares held by his wife.
(3) Includes 780 shares held by his wife.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS
The Board of Directors of the Corporation is divided into three classes of approximately equal size. Directors are elected for three-year terms on a staggered basis, so that the term of office of one class will expire each year at the annual meeting of stockholders when a successor is elected and qualified and terms of office of the other classes will extend for additional periods of one and two years, respectively.

Voting Procedures
Directors are elected by a plurality of votes cast. Shares cannot be voted for a greater number of persons than the number of nominees named herein. Should any nominee be unavailable for election by reason of death or other unexpected occurrence, the enclosed proxy, to the extent permitted by applicable law, may be voted with discretionary authority in connection with the nomination by the Board and the election of any substitute nominee. PROXIES, UNLESS INDICATED TO THE CONTRARY, WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES NAMED BELOW TO SERVE FOR A THREE (3) YEAR TERM EXPIRING AT THE 2007 ANNUAL MEETING OF STOCKHOLDERS.

H. O'Neil Williams, currently serving as a director of the Corporation, is being nominated to serve as director with a term expiring at the 2009 Annual Meeting of Stockholders and until his respective successor is duly elected and qualified.

Information is presented below as of March 24, 2006 business experience, the number of shares of the Corporation beneficially owned and the period during which each director has served on the Board of Directors of the Corporation and the Board of Directors of City National Bank of New Jersey (the "Bank"), as well as the number of shares of such common stock beneficially owned by all directors and executive officers as a group.

                                                                                                        Number of
                                                                                                         Shares        Percentage of
                                  Director    Term                                                     Beneficially    Total Shares
Name of Director            Age    Since      Ends     Business Experience                                Owned        Outstanding
----------------            ---    -----      ----     -------------------                                -----        -----------
Douglas E. Anderson         56     1989       2008     Retired Executive Vice President, JPMorgan         929(1)             *
                                                       Chase Bank

Barbara Bell Coleman        55     1995       2007     President, BBC Associates, L.L.C.                  1,177              *
                                                       (consulting services)

Eugene Giscombe             65     1991       2008     President, Giscombe Henderson, Inc.                10,580(2)        7.92%
                                                       (property management firm) President, 103
                                                       East 125th Street Corporation (property
                                                       holding company)

Louis E. Prezeau            63     1989       2008     President and Chief Executive Officer,             22,738(3)       17.00%
                                                       City National Bank of New Jersey and City
                                                       National Bancshares Corporation

Lemar C. Whigham            62     1989       2007     President, L & W Enterprises (vending                9,624(4)       7.20%
                                                       machine operations)

H. O'Neil Williams          59     2005       2006     Managing Partner, Mitchell & Titus, LLP
                                                       (CPA firm)                                            210             *

Directors and executive                                                                                   52,072          38.57%
officers as a group (10
persons)


(1) Includes 664 shares held by his sons.
(2) Includes 780 shares held by his wife
(3) Includes 2,375 shares held by his sons, 110 shares held by his daughter and 1,402 shares held by his wife
(4) Includes 1,064 shares held by his wife.

*   Less than 1%

Meetings of the Board of Directors and Committees
During 2005, the Board of Directors held fourteen meetings. A quorum was present at all meetings. No director except for H. O'Neil Williams, who attended 66.7% of the meetings he was eligible to attend, attended fewer than 75% of the meetings held by the Board and committees of which such director was a member.

All directors of the Corporation are also directors of the Bank. Regular meetings of the Corporation's and the Bank's Boards of Directors are held monthly. Additional meetings are held when deemed necessary. In addition to meeting as a group to review the Corporation's business, certain members of the Board also serve on certain standing committees of the Bank's Board of Directors. These committees, which are described below, serve similar functions for the Corporation.

The Audit and Examining Committee reviews significant auditing and accounting matters, the adequacy of the system of internal controls and examination reports of the internal auditor, regulatory agencies and independent public accountants. Messrs. Anderson, Giscombe, Whigham and Williams currently serve as members of the Committee. Mr. Lemar Whigham serves as Chairperson of the Committee. The Committee met four times during 2005. See additional Audit and Examining
Committee disclosure under "Additional Information Regarding Directors and Officers".

The Loan and Discount Committee reviews all loan policy changes and requests for policy exceptions and loans approved by management. Messrs. Anderson, Giscombe, Jeffries, Prezeau, Whigham and Williams and Ms. Coleman currently serve as members of the Committee. Mr. Anderson serves as Chairperson of the Committee. The Committee met 10 times during 2005.

The Investment Committee reviews overall interest rate risk management and all investment policy changes, along with purchases and sales of investments. Messrs. Anderson, Giscombe, Prezeau and Whigham currently serve as members of the Committee. Mr. Prezeau serves as Chairperson of the Committee. The Committee met four times during 2005.

The Personnel/Director and Management Review Committee deals in broad terms with personnel matters and reviews director and officer compensation. Messrs. Giscombe, Prezeau, Whigham and Ms. Coleman currently serve as members of the Committee. Ms. Coleman serves as Chairperson of the Committee. The Committee met once during 2005.

The Building and Grounds Committee considers branch expansion and matters concerning Bank premises. Messrs. Giscombe, Prezeau and Whigham currently serve as members of the Committee. Mr. Giscombe serves as Chairperson of the Committee. The Committee did not meet during 2005.

The Marketing Committee oversees the Bank's marketing plan and strategies. Ms. Coleman and Messrs. Anderson, Giscombe, Prezeau and Whigham currently serve as members of the Committee. Ms. Coleman serves as Chairperson of the Committee. The Committee held three meetings during 2005.

Director Compensation
Each director of the Corporation receives an annual retainer of $3,500 and a $500 fee for each board meeting attended except for the chairperson, who receives $650, and the secretary, who receives $600. Committee chairpersons receive $300 for each meeting attended other than the chairperson of the Loan and Discount Committee, who receives $350 per meeting. Other committee members receive $250 for each meeting attended, except for Audit Committee members, who receive $275 for each meeting attended.

Director Retirement Plan
Effective January 1, 1997, the Corporation instituted a director retirement plan. Under this plan, a director who attains the age of at least 65 and has completed five years of service on the Board, shall receive an annual benefit equal to 50% of the aggregate amount of the director's fees paid to such director during the then last full fiscal year of the Corporation (the "normal retirement benefit"). This annual benefit is to be paid each year for ten years beginning on the date the director retires from service on the Board. If the director ceases service on the Board prior to attaining the age of 65 but after completing at least five years of service on the Board, the director shall receive an annual benefit equal to the normal retirement benefit payable over the same period of time multiplied by a fraction the numerator of which is the director's years of service prior to termination of employment and the denominator of which is the years of service the director would have had the director remained employed until age 65.

Upon a change in control of the Corporation (as defined) followed by a termination of the director's status as a member of the Board for any reason or a failure for whatever reason for the director to be nominated and elected to an immediately succeeding term, the director shall receive a benefit equal to the present value (discounted at the rate of 4%) of a theoretical series of 120 monthly payments, with each payment equal to 1/12 of the normal retirement benefit without regard as to whether the director otherwise qualified for the normal retirement benefit.

If a director dies while in active service on the Board, the designated beneficiary of such director shall receive the greater of (a) that part of the normal retirement benefit accrued by the Corporation for such director as of the date of such director's death (determined based on the formula described above), and (b) a projected retirement benefit calculated in January 1997 based on the director's age and assumed increases in director's fees prior to such director attaining the age of 65. This death benefit is payable to the beneficiary in monthly installments over ten years.

The Corporation may amend or terminate this plan at any time prior to termination of service by the director, provided that all benefits accrued by the Corporation as of the date of such termination or amendment shall be fully vested; and, provided further, that the plan may not be amended or terminated after a change of control (as defined) unless the director consents thereto.
--------------------------------------------------------------------------------
The Board recommends that you vote "FOR" the election of the one (1) nominee for director.
--------------------------------------------------------------------------------

                             THE EXECUTIVE OFFICERS

Listed below is certain information concerning the current executive officers of the Corporation.

                                           In Office
Name                          Age            Since      Office And Business Experience
----                          ---            -----      ------------------------------
Louis E. Prezeau               63            1989       President and Chief Executive Officer, City National Bancshares Corporation
                                                        and City National Bank of New Jersey

Stanley Weeks                  49            1994       Executive Vice President and Chief Credit Officer, City National Bank of
                                                        New Jersey; 1984-1994, Vice President, First Fidelity Bank, N.A.

Edward R. Wright               60            1994       Senior Vice President and Chief Financial Officer, City National Bancshares
                                                        Corporation and City National Bank of New Jersey; 1978-1994, Executive Vice
                                                        President and Chief Financial Officer, Rock Financial Corporation

Veronica T. Gilbert            46            1999       Senior Vice President, City National Bank of New Jersey; 1987-1999 National
                                                        Bank Examiner and Field Officer Analyst, Office of the Comptroller of the
                                                        Currency

Raul Oseguera                  40            1990       Senior Vice President, City National Bank of New Jersey, Vice President,
                                                        City National Bank of New Jersey, 1990-2005

                           Summary Compensation Table
The following table summarizes compensation for services to the Corporation and the Bank for the years ended December 31, 2005, 2004 and 2003 paid to the Chief Executive Officer and to the other executive officers of the Corporation and the Bank.

-----------------------------------------------------------------------------------------------------------------------
                                                      Annual Compensation                     Long-Term Compensation
-----------------------------------------------------------------------------------------------------------------------
                                                                                               Awards:
                                                                                             Securities      Payouts:
Name and                                                                    Other Annual     Underlying      All Other
Principal Position                        Year      Salary        Bonus    Compensation(1)     Options     Compensation
-----------------------------------------------------------------------------------------------------------------------
Louis E. Prezeau                          2005      $208,080    $ 77,500     $ 25,997(2)        $    -     $175,327(6)
  President and Chief Executive Officer,  2004       204,000      67,500       26,543(2)             -      132,407(6)
  City National Bancshares Corporation    2003       195,000      79,012       17,288(2)             -      110,400(6)
  and City National Bank of New Jersey
-----------------------------------------------------------------------------------------------------------------------
Stanley M. Weeks                          2005      $132,000     $ 14,960    $  7,719(3)        $    -     $ 15,213(7)
  Senior Vice President and Chief Credit  2004       122,000       23,672       7,860(3)             -       10,984(7)
  Officer, City National Bank of New      2003       120,000       15,600       8,212(3)             -        9,817(7)
  Jersey
-----------------------------------------------------------------------------------------------------------------------
Edward R. Wright                          2005      $118,000     $ 11,540    $  9,132(4)        $    -     $ 39,696(7)
  Chief Financial Officer, City National  2004       110,000       13,305       9,298(4)             -       29,109(7)
  Bancshares Corporation and City         2003       108,500       12,240       9,737(4)             -       25,279(7)
  National Bank of New Jersey
-----------------------------------------------------------------------------------------------------------------------
Veronica T. Gilbert                       2005      $112,000      $ 8,860    $  7,716(5)        $    -     $ 10,425(7)
  Senior Vice President, City National    2004       107,000        9,228       8,142(5)             -        7,098(7)
  Bank of New Jersey                      2003       105,000        7,650       6,349(5)             -        7,028(7)

-----------------------------------------------------------------------------------------------------------------------
Raul Oseguera                             2005      $95,000       $ 9,350    $  4,271(8)        $    -          $    -
  Senior Vice President, City National    2004       89,000        14,640       2,802(8)             -               -
  of Bank New Jersey                      2003       85,000        10,050       2,945(8)             -               -

-----------------------------------------------------------------------------------------------------------------------

(1) Perquisites and other personal benefits paid to any named executive officer did not exceed the lesser of $50,000 or 10% of the annual salary and bonus reported in the table for that individual and are, therefore, not presented.
(2) Includes payments made under the Corporation's profit sharing plan of $4,797, $5,343, and $5,288, in 2005, 2004 and 2003, respectively, and insurance premiums paid on a life insurance policy on the life of Mr. Prezeau of $3,200, 3,200 and $3,200, in 2005, 2004 and 2003, respectively and reimbursement for nonaccountable expenses of $18,000, $18,000 and $12,000 in 2005, 2004 and 2003, respectively.
(3) Includes payments made under the Corporation's profit sharing plan of $2,919, $3,060, and $3,412, respectively, and automobile allowance payments of $4,800 in 2005, 2004 and 2003, respectively.
(4) Includes payments made under the Corporation's profit sharing plan of $3,132, $3,298, and $3,737, respectively and automobile allowance payments of $6,000 in 2005, 2004 and 2003, respectively.
(5) Includes payments made under the Corporation's profit sharing plan of $2,916, $3,342, and $1,549, in 2005, 2004 and 2003 respectively and
     automobile   allowance   payments  of  $4,800  in  2005,   2004  and  2003,
     respectively.
(6) These amounts represent the accrual of benefits under the Director Retirement Plan and Salary Continuation Plan.

(7)  These  amounts   represent  the  accrual  of  benefits   under  the  Salary
     Continuation Plan.
(8) Includes payments made under the Corporation's profit sharing plan of $2,521, $2,802, and $2,945, in 2005, 2004 and 2003 respectively.

Prezeau Employment Agreement
In May, 2003 the Bank and the Corporation renewed an employment agreement with Mr. Prezeau to serve as the President and Chief Executive Officer of both entities. The agreement is for a term of three years. Under the agreement, Mr. Prezeau is to receive an annual bonus salary of $200,000 increased by 2% annually, and subject to increases in the second and third year of the agreement at the discretion of the Board. Additionally, Mr. Prezeau is to receive an annual performance bonus equal to:

      10% of the amount of earnings, as defined, of the Corporation for each year that exceed 10% but are less than 15% of the amount of the Corporation's common stockholders' equity, plus;

      20% of the amount of earnings,  as defined,  of the  Corporation  for such
      year  that  exceed  15%  of  the  amount  of  the   Corporation's   common
      stockholders' equity.

The performance bonus shall be paid in cash or common stock of the Corporation, at the election of Mr. Prezeau.

Under the agreement, Mr. Prezeau may be granted an option to purchase an undetermined amount of the Corporation's common stock at a price to be determined at the time the option is granted. If the Corporation and the Bank do not offer to renew the agreement upon its termination under terms satisfactory to Mr. Prezeau, or if the Corporation or the Bank terminates Mr. Prezeau's employment without cause (as defined), then Mr. Prezeau shall receive a lump sum amount equal to his then current base salary and a limited continuation of his life and health insurance coverage. If Mr. Prezeau terminates his employment due to a change in control of the Corporation (as defined), or if the Bank or the Corporation fail to comply with their obligations under the agreement or upon the failure of the stockholders of the Corporation to elect Mr. Prezeau as a director, Mr. Prezeau shall be entitled to receive liquidated damages and full satisfaction of claims he may have under the agreement. Mr. Prezeau is also entitled to fringe, medical, health and life insurance benefits, including life insurance for an amount of up to three times his base salary then in effect and the use of an automobile.

Finally, Mr. Prezeau is entitled to reimbursement for all reasonable expenses incurred during the performance of his obligations under the agreement, along with an annual nonaccountable expense allowance of $18,000 per year.

Salary Continuation Plan
Effective in January 1997, the Corporation and the Bank adopted a Salary Continuation Plan (the "Plan") to encourage selected executive officers to remain as employees of the Corporation by agreeing to pay salary continuation benefits to each such executive. Specifically, if the executive's employment with the Corporation is terminated for whatever reason (other than death) after he attains the age of 65, the executive will receive an annual benefit equal to 40% of the annual base salary received by the executive during the last complete fiscal year of his or her service as an employee (the "normal retirement benefit") except in the case of Mr. Prezeau, who will receive 60%. Such benefit shall be payable to the executive in equal monthly installments over 15 years. If the executive's employment with the Corporation is terminated for any reason (other than death) prior to the executive attaining the age of 65, the executive shall receive the same benefit payable over the same period of time multiplied by a fraction the numerator of which is the executive's years of service prior to termination of employment and the denominator of which is the years of service the executive would have had had the executive's employment terminated when he was 65.

Upon a change of control of the Corporation (as defined) followed at any time during the succeeding 12 months by a cessation in the executive's employment for reasons other than death, disability or retirement, the executive shall receive a lump sum payment equal to the present value (discounted at the rate of 7.5%) of the stream of payments the executive would have received had he qualified for the normal retirement benefit. If the executive dies while in active service to the Corporation, the beneficiary of the executive will receive an amount equal to the greater of that part of the normal retirement benefit accrued by the Corporation for the executive as of the date of the executive's death or the projected retirement benefit calculated in January 1997 based on the executive's age and other assumptions regarding increases in base salary. This death benefit is payable to the beneficiary in equal monthly installments over 15 years.

As of December 31, 2005, the Corporation had accrued director retirement plan and accrued salary continuation benefits for Mr. Prezeau of $42,082 and $786,656 respectively.

Life Insurance Plan
The Bank has a plan which provides its executive officers with certain life insurance benefits. Under the plan, the Bank has purchased life insurance policies on the lives of each executive and has agreed to provide the designated beneficiary of each executive with death benefits equal to the lesser of (i) two times such executive's annual base salary most recent to his death and (ii) the excess of the total death proceeds under the policy over the cash surrender value of such policy on the date of death.

             ADDITIONAL INFORMATION REGARDING DIRECTORS AND OFFICERS

Information about the Corporation's Audit and Examining Committee The members of the Audit and Examining Committee are considered to be independent under the definition of independence contained in Rule 42005(a) of the listing standards of the National Association of Securities Dealers. All the members of the Audit Committee are considered financially literate, defined as being able to read and understand fundamental financial statements. H. O'Neil Williams, who is managing partner of a CPA firm and is also a certified public accountant has been designated as a financial expert. In 2002, the Audit and Examining Committee adopted a written Audit Committee Charter, which defines the responsibilities and obligations of the Audit and Examining Committee. A copy of the Charter was attached as an exhibit to the Corporation's Proxy Statement for the 2002 Annual Meeting.

Report of the Audit Committee
In  connection  with the  December  31,  2005  financial  statements,  the Audit
Committee: (1) reviewed and discussed the audited financial statements with management; (2) discussed with the independent public accountants the matters required by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants and (3) received and discussed with the independent auditors the matters required by Independence Standards Board Statement No. 1, Independence Discussions with Audit Committee, as amended, by the Independence Standards Board.

Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K filed with the Securities Exchange Committee.

Eugene Giscombe
Lemar Whigham

Transactions with Management
Certain directors of the Corporation had loans with the Bank in 2005. These loans were on substantially the same terms including interest rates and collateral, as those prevailing at the time for comparable loans with others and did not involve more than the normal risk of collectibility or present other unfavorable features. The Bank may have similar transactions in the future.

Section 16(a) Beneficial Ownership Reporting Compliance Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Corporation's executive officers and directors, and any persons owning ten percent or more of Corporation's common stock, to file in their personal capacities initial statements of beneficial ownership, statements of changes in beneficial ownership and annual statements of beneficial ownership with the SEC. The rules of the SEC regarding the filing of such statements require that late filings of such statements be disclosed in the proxy statement. Based solely on a review of the copies of Forms 3, 4 and 5, and amendments thereto furnished to the Corporation during the year ended December 31, 2005 the Corporation believes that no director, executive officer or greater than ten percent shareholder failed to file on a timely basis the reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended, during, or with respect to the year ended December 31, 2005, except for a Form 3 for Humphrey O'Neil Williams.

                                   PROPOSAL 2
                      APPOINTMENT OF INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

The accounting firm of KPMG, LLP served as the independent public accountants for the Corporation for the year ended December 31, 2005. Services provided included the examination of the consolidated financial statements and preparation of the tax returns.

The Board has appointed KPMG, LLP as the independent public accountants for the Corporation and the Bank for 2006. Stockholder ratification of the appointment is not required under the laws of the State of New Jersey, but the Board has decided to ascertain the position of the stockholders on the appointment. The Board may reconsider the appointment if it is not ratified. The affirmative vote of a majority of the shares voted at the meeting is required for ratification.

Representatives of KPMG, LLP are expected to be present at the meeting and will be allowed to make a statement if they so desire. Additionally, they will be available to respond to appropriate questions from stockholders during the meeting.

The Corporation incurred the following fees for services provided by KPMG, LLP:

                                                      2005                2004
                                                    --------            --------
Audit fees                                          $119,500            $ 97,500
Tax service fees                                      39,300              18,300
                                                    --------            --------
                                                    $158,800            $115,000
                                                    --------            --------


--------------------------------------------------------------------------------
The Board recommends that you vote "FOR" ratification of the Section of KPMG LLP as independent public accountants for 2006.
--------------------------------------------------------------------------------

                              STOCKHOLDER PROPOSALS

Stockholders who intend to present proposals at the 2007 Annual Meeting of Stockholders must present a written proposal to the Corporation by December 22, 2006, for inclusion in the Corporation's proxy statement.

                                  OTHER MATTERS

Management knows of no other business scheduled for consideration at the meeting. Should any matter properly come before the meeting or any adjournment thereof, it is intended that proxies will vote in accordance with their best judgment.

                                          By order of the Board of Directors



                                          /s/ Lemar C. Whigham



                                          Lemar C. Whigham
                                          Secretary

March 27, 2006

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE
                                 REVOCABLE PROXY
                      CITY NATIONAL BANCSHARES CORPORATION

                    PROXY SOLICITED ON BEHALF OF THE BOARD OF
                      DIRECTORS FOR THE ANNUAL MEETING OF
                          STOCKHOLDERS ON MAY 18, 2006

      The undersigned hereby appoints Edward R. Wright and Stanley Weeks, and each of them, as the undersigned's true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of CITY NATIONAL BANCSHARES CORPORATION to be held at the Corporation's headquarters located at 900 Broad Street, Newark, New Jersey on Thursday, May 18, 2006 at 6:00 p.m., and at any adjournments thereof, on all matters coming before such meeting.


                                                                  With-  For All
                                                            For   hold   Except

1.    The election of one director  listed (except as       [_]   [_]      [_]
      marked to the contrary below):

      H. O'Neil Williams

INSTRUCTION:To withhold authority to vote for any individual nominee, mark "For All Except"and write that nominee's name in the space provided below.


--------------------------------------------------------------------------------

                                                            For  Against Abstain
2.    The ratification of the appointment of KPMG LLP as    [_]   [_]      [_]
      the Corporation's indepenent registered auditors for the fiscal year ending December 31, 2006.

      In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof.

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS APPEARING ON THIS CARD. IF A CHOICE IS NOT INDICATED WITH RESPECT TO ITEMS 1 OR 2. THIS PROXY WILL BE VOTED "FOR" SUCH ITEM. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

      Receipt herewith of the Company's Annual Report and notice of meeting and proxy statement dated March 24, 2006 is hereby acknowledged.

      Joint owners must EACH sign. Please sign EXACTLY as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian, partner, or corporate officer please give FULL title.

                                                        ------------------------
         Please be sure to sign and date                | Date                 |
           this Proxy in the box below.                 |                      |
--------------------------------------------------------------------------------
|                                                                              |
|                                                                              |
-----------Stockholder sign above----------Co-holder (if any) sign above-------

--------------------------------------------------------------------------------
   Detach above card, sign, date and mail in postage paid envelope provided.

                      CITY NATIONAL BANCSHARES CORPORATION

--------------------------------------------------------------------------------
                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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